ABERDEEN FUNDS

Supplement to each Aberdeen Funds Prospectus dated February 27, 2012, as supplemented to date.

The following information is added to the section entitled “Fund Management — Portfolio Management” in the Aberdeen Funds combined Prospectus beginning on page 151:

Aberdeen Asia-Pacific Smaller Companies Fund

Hugh Young, Global Head of Equity and Head of Asian Equities (AAMAL)

Hugh Young set up AAMAL’s office in 1992 as Aberdeen’s Asia-Pacific headquarters. He is also head of equities globally and head of Asian equities and a member of the executive committee responsible for day-to-day running of AAMAL’s parent company, Aberdeen PLC. Hugh has over 25 years’ experience in investment management and has managed Aberdeen’s Asian assets since 1985. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance. He graduated with a BA in Politics from Exeter University.

Chou Chong, CFA®, Investment Director (AAMAL)

Chou Chong joined Aberdeen Asia in 1994 and became instrumental in refining the group’s investment process and portfolio construction techniques, as the team expanded, and was made a director. Chou then spent time in Sydney, Australia as investment director, before transferring to London to lead the Pan-European equity desk. In June 2008, Chou returned to Singapore and joined the Asian Equity Team. Chou graduated with a double Masters in Accounting & Finance and Information Systems from the London School of Economics. Chou also went for a management programme in Harvard Business School in 2007.

Flavia Cheong, CFA®, Investment Director (AAMAL)

Flavia Cheong is an investment director on the Asian equities team, co-managing regional equities and leads on China investments. Flavia joined Aberdeen in 1996 from the Investment Company of the People’s Republic of China where she was the economist for the fixed income desk. Previously, Flavia worked for the Development Bank of Singapore as an economist. Flavia graduated with a BA in Economics and a MA (Hons) in Economics from the University of Auckland.

Andrew Gillan, Senior Investment Manager (AAMAL)

Andrew Gillan is a senior investment manager on the Asian equities team. Andrew joined Aberdeen as a graduate trainee on the UK equity desk, via the acquisition of Glasgow-based Murray Johnstone in 2000, before moving to Singapore and his current role in 2001. Andrew graduated with an MA in French and European History from the University of Edinburgh.

Christopher Wong, CFA®, Senior Investment Manager (AAMAL)

Christopher Wong is a senior investment manager on the Asian equities team. Chris joined Aberdeen in 2001 in the Private Equity Unit. Previously, Chris worked for Andersen Corporate Finance as an associate director advising clients on mergers and acquisitions in South East Asia. Chris graduated with a BA in Accounting and Finance from Heriot-Watt University, Edinburgh.

The following information replaces the “Selling Shares” section in each of the Aberdeen Funds Prospectuses:

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

•                  the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•                  trading is restricted; or

•                  an emergency exists (as determined by the Securities and Exchange Commission).

Generally, a Fund will issue payment for shares that you redeem the next business day after your redemption request is received in good order.  The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker).  Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days:

•                  if the account holder is engaged in excessive trading or

•                  if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of a Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind by shareholders including affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

THIS SUPPLEMENT IS DATED APRIL 9, 2012.

Please keep this Supplement for future reference.

ABERDEEN FUNDS

Supplement to each Aberdeen Funds Statement of Additional Information dated February 27, 2012, as supplemented to date.

The following information replaces the “Impact of Large Redemptions and Purchases of Fund Shares” section in each of the Aberdeen Funds Statements of Additional Information:

Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund’s expense ratio.  In addition, large redemption requests may exceed the cash balance of a Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

The following information replaces the information for the relevant portfolio managers in the section entitled, “Investment Advisory and Other Services — Portfolio Managers” in the Aberdeen Funds combined Statement of Additional Information on page 120:

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio Shares Owned as of October 31, 2011
Hugh Young	China Opportunities Fund	$0
	Asia Pacific (ex-Japan) Equity Fund	$0
	Asia-Pacific Smaller Companies Fund	$0
Chou Chong	Asia Pacific (ex-Japan) Equity Fund	$0
	Asia-Pacific Smaller Companies Fund	$0
Flavia Cheong	China Opportunities Fund	$0
	Asia Pacific (ex-Japan) Equity Fund	$0
	Asia-Pacific Smaller Companies Fund	$0
Andrew Gillan	Asia Pacific (ex-Japan) Equity Fund	$0
	Asia-Pacific Smaller Companies Fund	$0
Christopher Wong	Asia Pacific (ex-Japan) Equity Fund	$0
	Asia-Pacific Smaller Companies Fund	$0

The following information replaces the “Redemptions” section in each of the Aberdeen Funds Statements of Additional Information:

Redemptions

Generally, a Fund will issue payment for shares that you redeem the next business day after your redemption request is received in good order.  The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker).  A Fund may delay forwarding redemption proceeds for up to seven days (i) if the investor redeeming shares is engaged in excessive trading, or (ii) if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.  Certain Funds may also assess redemption fees on shares held less than 90 days, 30 days, 15 days or 7 days, as set forth in each Fund’s current prospectus.  Those fees are 2.00% of the total redemption amount and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  Certain intermediaries cannot assess and collect redemption fees from their accounts.  To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

The following information replaces the information for the relevant portfolio managers in the section entitled, “Appendix A-Portfolio Managers — Other Accounts Managed” in the Aberdeen Funds combined Statement of Additional Information beginning on page A-3:

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2011)
Hugh Young China Opportunities Fund Asia-Pacific (Ex-Japan) Equity Fund Asia-Pacific Smaller Companies Fund

Mutual Funds: 11 accounts, $ 1,377.5 total assets

Other Pooled Investment Vehicles: 77 accounts, $45,315.3 total assets

Other Accounts: 120 accounts, $37,484.6 total assets (11 accounts, $2,758.9 total assets of which the advisory fee is based on performance)

Chou Chong Asia-Pacific (Ex-Japan) Equity Fund Asia-Pacific Smaller Companies Fund

Mutual Funds: 14 accounts, $ 6,525.4 total assets

Other Pooled Investment Vehicles: 77 accounts, $45,315.3 total assets

Other Accounts: 120 accounts, $37,484.6 total assets (11 accounts, $2,758.9 total assets of which the advisory fee is based on performance)

Flavia Cheong China Opportunities Fund Asia-Pacific (Ex-Japan) Equity Fund Asia-Pacific Smaller Companies Fund

Mutual Funds: 13 accounts, $ 6,485.1 total assets

Other Pooled Investment Vehicles: 77 accounts, $45,315.3 total assets

Other Accounts: 120 accounts, $37,484.6 total assets (11 accounts, $2,758.9 total assets of which the advisory fee is based on performance)

Andrew Gillan Asia-Pacific (Ex-Japan) Equity Fund Asia-Pacific Smaller Companies Fund

Mutual Funds: 14 accounts, $ 6,525.4 total assets

Other Pooled Investment Vehicles: 77 accounts, $45,315.3 total assets

Other Accounts: 120 accounts, $37,484.6 total assets (11 accounts, $2,758.9 total assets of which the advisory fee is based on performance)

Christopher Wong Asia-Pacific (Ex-Japan) Equity Fund Asia-Pacific Smaller Companies Fund

Mutual Funds: 14 accounts, $ 6,525.4 total assets

Other Pooled Investment Vehicles: 77 accounts, $45,315.3 total assets

Other Accounts: 120 accounts, $37,484.6 total assets (11 accounts, $2,758.9 total assets of which the advisory fee is based on performance)

THIS SUPPLEMENT IS DATED APRIL 9, 2012.

Please keep this Supplement for future reference.